SECURITIES AND EXCHANGE COMMISSION

                         Washington, DC  20549


                               Form 8-K

                            CURRENT REPORT


   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) July 17, 2003
                                                       -------------
                              WesBanco, Inc.
                              --------------
           (Exact name of registrant as specified in its charter)


  West Virginia                   0-8467              55-0571723
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(State or other jurisdiction   (Commission           (IRS Employer
  of incorporation)             File Number)         Identification No.)


       1 Bank Plaza, Wheeling, WV                          26003
      -----------------------------------------------------------
      (Address of principal executive offices)          (Zip Code)


Registrant's telephone number, including area code   (304) 234-9000
                                                     -------------
Former name or former address, if changed since last report  Not Applicable
                                                             --------------





ITEM 9. Regulation FD Disclosure and ITEM 12. Results of Operations and Financial Condition.

          On July 17, 2003, WesBanco, Inc. issued a news release announcing its earnings for the six months and quarter ended
          June 30, 2003. This news release along with related financial highlights is being furnished as Exhibit 99.1 in this Form 8-K under both Item 9 - Regulation FD Disclosure and Item 12 - Results of Operations and Financial Condition and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended.




Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         WesBanco, Inc.
                                         --------------
                                         (Registrant)


July 17, 2003                            /s/ Robert H. Young
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    Date                                 Robert H. Young
                                         Executive Vice President & Chief
                                         Financial Officer






                         Index to Exhibits

     Exhibit Number                   Description
     --------------                   -----------
          99.1           Press Release and related financial highlights
                          issued by WesBanco, Inc., dated July 17, 2003.